Exhibit 24

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below, being a director or officer of The Prudential Insurance Company of America, a New Jersey corporation (the “Company”), constitutes and appoints Arthur F. Ryan, Richard J. Carbone, Susan L. Blount and Thomas C. Castano, and each of them severally, his or her true and lawful attorney-in-fact and agent with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under the Securities Exchange Act of 1934 (the “Exchange Act”), as amended, and any rules, regulations and requirements of the U.S. Securities and Exchange Commission (the “Commission”), in connection with the filing with the Commission of an Annual Report on Form 10-K of the Company in respect of The Prudential Variable Contract Real Property Account (the “Registrant”) for the fiscal year ended December 31, 2006 (the “Form 10-K”), including specifically, but without limiting the generality of the foregoing, the power and authority to sign his or her name in his or her respective capacity as a member of the Board of Directors of the Registrant to the Form 10-K and such other Exchange Act form or forms as may be appropriate to be filed with the Commission as any of them may deem appropriate, together will all exhibits thereto, and to any and all amendments thereto, as fully and for all intents and purposes as he or she might or could do in person, and hereby ratifies and confirms all that said attorneys-in-fact and agents, each acting alone, and his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 13th day of February 2007.

/s/	Frederic K. Becker
Frederic K. Becker
Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below, being a director or officer of The Prudential Insurance Company of America, a New Jersey corporation (the “Company”), constitutes and appoints Arthur F. Ryan, Richard J. Carbone, Susan L. Blount and Thomas C. Castano, and each of them severally, his or her true and lawful attorney-in-fact and agent with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under the Securities Exchange Act of 1934 (the “Exchange Act”), as amended, and any rules, regulations and requirements of the U.S. Securities and Exchange Commission (the “Commission”), in connection with the filing with the Commission of an Annual Report on Form 10-K of the Company in respect of The Prudential Variable Contract Real Property Account (the “Registrant”) for the fiscal year ended December 31, 2006 (the “Form 10-K”), including specifically, but without limiting the generality of the foregoing, the power and authority to sign his or her name in his or her respective capacity as a member of the Board of Directors of the Registrant to the Form 10-K and such other Exchange Act form or forms as may be appropriate to be filed with the Commission as any of them may deem appropriate, together will all exhibits thereto, and to any and all amendments thereto, as fully and for all intents and purposes as he or she might or could do in person, and hereby ratifies and confirms all that said attorneys-in-fact and agents, each acting alone, and his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 13th day of February 2007.

/s/	Gordon M. Bethune
Gordon M. Bethune
Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below, being a director or officer of The Prudential Insurance Company of America, a New Jersey corporation (the “Company”), constitutes and appoints Arthur F. Ryan, Richard J. Carbone, Susan L. Blount and Thomas C. Castano, and each of them severally, his or her true and lawful attorney-in-fact and agent with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under the Securities Exchange Act of 1934 (the “Exchange Act”), as amended, and any rules, regulations and requirements of the U.S. Securities and Exchange Commission (the “Commission”), in connection with the filing with the Commission of an Annual Report on Form 10-K of the Company in respect of The Prudential Variable Contract Real Property Account (the “Registrant”) for the fiscal year ended December 31, 2006 (the “Form 10-K”), including specifically, but without limiting the generality of the foregoing, the power and authority to sign his or her name in his or her respective capacity as a member of the Board of Directors of the Registrant to the Form 10-K and such other Exchange Act form or forms as may be appropriate to be filed with the Commission as any of them may deem appropriate, together will all exhibits thereto, and to any and all amendments thereto, as fully and for all intents and purposes as he or she might or could do in person, and hereby ratifies and confirms all that said attorneys-in-fact and agents, each acting alone, and his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 13th day of February 2007.

/s/	Gaston Caperton III
Gaston Caperton III
Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below, being a director or officer of The Prudential Insurance Company of America, a New Jersey corporation (the “Company”), constitutes and appoints Arthur F. Ryan, Richard J. Carbone, Susan L. Blount and Thomas C. Castano, and each of them severally, his or her true and lawful attorney-in-fact and agent with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under the Securities Exchange Act of 1934 (the “Exchange Act”), as amended, and any rules, regulations and requirements of the U.S. Securities and Exchange Commission (the “Commission”), in connection with the filing with the Commission of an Annual Report on Form 10-K of the Company in respect of The Prudential Variable Contract Real Property Account (the “Registrant”) for the fiscal year ended December 31, 2006 (the “Form 10-K”), including specifically, but without limiting the generality of the foregoing, the power and authority to sign his or her name in his or her respective capacity as a member of the Board of Directors of the Registrant to the Form 10-K and such other Exchange Act form or forms as may be appropriate to be filed with the Commission as any of them may deem appropriate, together will all exhibits thereto, and to any and all amendments thereto, as fully and for all intents and purposes as he or she might or could do in person, and hereby ratifies and confirms all that said attorneys-in-fact and agents, each acting alone, and his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 13th day of February 2007.

/s/	Gilbert F. Casellas
Gilbert F. Casellas
Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below, being a director or officer of The Prudential Insurance Company of America, a New Jersey corporation (the “Company”), constitutes and appoints Arthur F. Ryan, Richard J. Carbone, Susan L. Blount and Thomas C. Castano, and each of them severally, his or her true and lawful attorney-in-fact and agent with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under the Securities Exchange Act of 1934 (the “Exchange Act”), as amended, and any rules, regulations and requirements of the U.S. Securities and Exchange Commission (the “Commission”), in connection with the filing with the Commission of an Annual Report on Form 10-K of the Company in respect of The Prudential Variable Contract Real Property Account (the “Registrant”) for the fiscal year ended December 31, 2006 (the “Form 10-K”), including specifically, but without limiting the generality of the foregoing, the power and authority to sign his or her name in his or her respective capacity as a member of the Board of Directors of the Registrant to the Form 10-K and such other Exchange Act form or forms as may be appropriate to be filed with the Commission as any of them may deem appropriate, together will all exhibits thereto, and to any and all amendments thereto, as fully and for all intents and purposes as he or she might or could do in person, and hereby ratifies and confirms all that said attorneys-in-fact and agents, each acting alone, and his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 13th day of February 2007.

/s/	James G. Cullen
James G. Cullen
Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below, being a director or officer of The Prudential Insurance Company of America, a New Jersey corporation (the “Company”), constitutes and appoints Arthur F. Ryan, Richard J. Carbone, Susan L. Blount and Thomas C. Castano, and each of them severally, his or her true and lawful attorney-in-fact and agent with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under the Securities Exchange Act of 1934 (the “Exchange Act”), as amended, and any rules, regulations and requirements of the U.S. Securities and Exchange Commission (the “Commission”), in connection with the filing with the Commission of an Annual Report on Form 10-K of the Company in respect of The Prudential Variable Contract Real Property Account (the “Registrant”) for the fiscal year ended December 31, 2006 (the “Form 10-K”), including specifically, but without limiting the generality of the foregoing, the power and authority to sign his or her name in his or her respective capacity as a member of the Board of Directors of the Registrant to the Form 10-K and such other Exchange Act form or forms as may be appropriate to be filed with the Commission as any of them may deem appropriate, together will all exhibits thereto, and to any and all amendments thereto, as fully and for all intents and purposes as he or she might or could do in person, and hereby ratifies and confirms all that said attorneys-in-fact and agents, each acting alone, and his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 13th day of February 2007.

/s/	William H. Gray III
William H. Gray III
Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below, being a director or officer of The Prudential Insurance Company of America, a New Jersey corporation (the “Company”), constitutes and appoints Arthur F. Ryan, Richard J. Carbone, Susan L. Blount and Thomas C. Castano, and each of them severally, his or her true and lawful attorney-in-fact and agent with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under the Securities Exchange Act of 1934 (the “Exchange Act”), as amended, and any rules, regulations and requirements of the U.S. Securities and Exchange Commission (the “Commission”), in connection with the filing with the Commission of an Annual Report on Form 10-K of the Company in respect of The Prudential Variable Contract Real Property Account (the “Registrant”) for the fiscal year ended December 31, 2006 (the “Form 10-K”), including specifically, but without limiting the generality of the foregoing, the power and authority to sign his or her name in his or her respective capacity as a member of the Board of Directors of the Registrant to the Form 10-K and such other Exchange Act form or forms as may be appropriate to be filed with the Commission as any of them may deem appropriate, together will all exhibits thereto, and to any and all amendments thereto, as fully and for all intents and purposes as he or she might or could do in person, and hereby ratifies and confirms all that said attorneys-in-fact and agents, each acting alone, and his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 13th day of February 2007.

/s/	Jon F. Hanson
Jon F. Hanson
Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below, being a director or officer of The Prudential Insurance Company of America, a New Jersey corporation (the “Company”), constitutes and appoints Arthur F. Ryan, Richard J. Carbone, Susan L. Blount and Thomas C. Castano, and each of them severally, his or her true and lawful attorney-in-fact and agent with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under the Securities Exchange Act of 1934 (the “Exchange Act”), as amended, and any rules, regulations and requirements of the U.S. Securities and Exchange Commission (the “Commission”), in connection with the filing with the Commission of an Annual Report on Form 10-K of the Company in respect of The Prudential Variable Contract Real Property Account (the “Registrant”) for the fiscal year ended December 31, 2006 (the “Form 10-K”), including specifically, but without limiting the generality of the foregoing, the power and authority to sign his or her name in his or her respective capacity as a member of the Board of Directors of the Registrant to the Form 10-K and such other Exchange Act form or forms as may be appropriate to be filed with the Commission as any of them may deem appropriate, together will all exhibits thereto, and to any and all amendments thereto, as fully and for all intents and purposes as he or she might or could do in person, and hereby ratifies and confirms all that said attorneys-in-fact and agents, each acting alone, and his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 13th day of February 2007.

/s/	Constance J. Horner
Constance J. Horner
Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below, being a director or officer of The Prudential Insurance Company of America, a New Jersey corporation (the “Company”), constitutes and appoints Arthur F. Ryan, Richard J. Carbone, Susan L. Blount and Thomas C. Castano, and each of them severally, his or her true and lawful attorney-in-fact and agent with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under the Securities Exchange Act of 1934 (the “Exchange Act”), as amended, and any rules, regulations and requirements of the U.S. Securities and Exchange Commission (the “Commission”), in connection with the filing with the Commission of an Annual Report on Form 10-K of the Company in respect of The Prudential Variable Contract Real Property Account (the “Registrant”) for the fiscal year ended December 31, 2006 (the “Form 10-K”), including specifically, but without limiting the generality of the foregoing, the power and authority to sign his or her name in his or her respective capacity as a member of the Board of Directors of the Registrant to the Form 10-K and such other Exchange Act form or forms as may be appropriate to be filed with the Commission as any of them may deem appropriate, together will all exhibits thereto, and to any and all amendments thereto, as fully and for all intents and purposes as he or she might or could do in person, and hereby ratifies and confirms all that said attorneys-in-fact and agents, each acting alone, and his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 13th day of February 2007.

/s/	Karl J. Krapek
Karl J. Krapek
Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below, being a director or officer of The Prudential Insurance Company of America, a New Jersey corporation (the “Company”), constitutes and appoints Arthur F. Ryan, Richard J. Carbone, Susan L. Blount and Thomas C. Castano, and each of them severally, his or her true and lawful attorney-in-fact and agent with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under the Securities Exchange Act of 1934 (the “Exchange Act”), as amended, and any rules, regulations and requirements of the U.S. Securities and Exchange Commission (the “Commission”), in connection with the filing with the Commission of an Annual Report on Form 10-K of the Company in respect of The Prudential Variable Contract Real Property Account (the “Registrant”) for the fiscal year ended December 31, 2006 (the “Form 10-K”), including specifically, but without limiting the generality of the foregoing, the power and authority to sign his or her name in his or her respective capacity as a member of the Board of Directors of the Registrant to the Form 10-K and such other Exchange Act form or forms as may be appropriate to be filed with the Commission as any of them may deem appropriate, together will all exhibits thereto, and to any and all amendments thereto, as fully and for all intents and purposes as he or she might or could do in person, and hereby ratifies and confirms all that said attorneys-in-fact and agents, each acting alone, and his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 13th day of February 2007.

/s/	Arthur F. Ryan
Arthur F. Ryan
Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below, being a director or officer of The Prudential Insurance Company of America, a New Jersey corporation (the “Company”), constitutes and appoints Arthur F. Ryan, Richard J. Carbone, Susan L. Blount and Thomas C. Castano, and each of them severally, his or her true and lawful attorney-in-fact and agent with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under the Securities Exchange Act of 1934 (the “Exchange Act”), as amended, and any rules, regulations and requirements of the U.S. Securities and Exchange Commission (the “Commission”), in connection with the filing with the Commission of an Annual Report on Form 10-K of the Company in respect of The Prudential Variable Contract Real Property Account (the “Registrant”) for the fiscal year ended December 31, 2006 (the “Form 10-K”), including specifically, but without limiting the generality of the foregoing, the power and authority to sign his or her name in his or her respective capacity as a member of the Board of Directors of the Registrant to the Form 10-K and such other Exchange Act form or forms as may be appropriate to be filed with the Commission as any of them may deem appropriate, together will all exhibits thereto, and to any and all amendments thereto, as fully and for all intents and purposes as he or she might or could do in person, and hereby ratifies and confirms all that said attorneys-in-fact and agents, each acting alone, and his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 13th day of February 2007.

/s/	Christine A. Poon
Christine A. Poon
Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below, being a director or officer of The Prudential Insurance Company of America, a New Jersey corporation (the “Company”), constitutes and appoints Arthur F. Ryan, Richard J. Carbone, Susan L. Blount and Thomas C. Castano, and each of them severally, his or her true and lawful attorney-in-fact and agent with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under the Securities Exchange Act of 1934 (the “Exchange Act”), as amended, and any rules, regulations and requirements of the U.S. Securities and Exchange Commission (the “Commission”), in connection with the filing with the Commission of an Annual Report on Form 10-K of the Company in respect of The Prudential Variable Contract Real Property Account (the “Registrant”) for the fiscal year ended December 31, 2006 (the “Form 10-K”), including specifically, but without limiting the generality of the foregoing, the power and authority to sign his or her name in his or her respective capacity as a member of the Board of Directors of the Registrant to the Form 10-K and such other Exchange Act form or forms as may be appropriate to be filed with the Commission as any of them may deem appropriate, together will all exhibits thereto, and to any and all amendments thereto, as fully and for all intents and purposes as he or she might or could do in person, and hereby ratifies and confirms all that said attorneys-in-fact and agents, each acting alone, and his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 13th day of February 2007.

/s/	James A. Unruh
James A. Unruh
Director